UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 10, 2007
ADVENTRX Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32157	84-1318182
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)
6725 Mesa Ridge Road, Suite 100
San Diego, CA 92121
(Address of Principal Executive Offices and Zip Code)
N/A
(Former name or former address if changed since last report)
Registrant’s telephone number, including area code: (858) 552-0866
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On October 10, 2007, ADVENTRX Pharmaceuticals, Inc. updated its corporate presentation in light of the results of its Phase 2b clinical trial of ANX-510, or CoFactor®, for the treatment of metastatic colorectal cancer, which results were announced on October 1, 2007. Certain portions of the updated presentation are reflected in the slides attached as Exhibit 99.1 and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
     The list of exhibits called for by this Item is incorporated by reference to the Index to Exhibits filed with this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.
Dated: October 10, 2007	By:	/s/ Evan M. Levine
		Name:	Evan M. Levine
		Title:	Chief Executive Officer

INDEX TO EXHIBITS
99.1	Selected presentation slides